UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 10, 2018

CARPENTER TECHNOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-5828	23-0458500
(State of or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. No.)

1735 Market Street, Philadelphia, Pennsylvania	19103
(Address of principal executive offices)	(Zip Code)

(610) 208-2000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b.2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

Pursuant to Regulation FD, Carpenter Technology Corporation (the “Company”) is furnishing certain information with respect to a slide presentation in connection with the Company’s participation at the Credit Suisse Additive Manufacturing Symposium: Life in 3D: Demystifying Additive Manufacturing in Aerospace in New York, New York, on Thursday, May 10, 2018.

The slide presentation, attached to this Current Report on Form 8-K as Exhibit 99.1 hereto and incorporated herein by reference, is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for any purpose.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1

Slide presentation of Carpenter Technology Corporation used in connection with the Company’s May 10, 2018 participation at the Credit Suisse Additive Manufacturing Symposium: Life in 3D: Demystifying Additive Manufacturing in Aerospace.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2018	CARPENTER TECHNOLOGY CORPORATION

	By	/s/ James D. Dee
James D. Dee
Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit	Description
99.1

Slide presentation of Carpenter Technology Corporation used in connection with the Company’s May 10, 2018 participation at the Credit Suisse Additive Manufacturing Symposium: Life in 3D: Demystifying Additive Manufacturing in Aerospace.

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